UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2025

DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Offer and Consent Solicitation

On September 11, 2025 (the “Settlement Date”), DICK’S Sporting Goods, Inc. (“DICK’S” or the “Company”) completed its previously announced offer to eligible holders to exchange (the “Exchange Offer”) any and all of Foot Locker, Inc.’s (“Foot Locker”) 4.000% Senior Notes due 2029 (the “Foot Locker Notes”) for (1) up to $400,000,000 aggregate principal amount of new 4.000% Senior Notes due 2029 issued by DICK’S (the “DICK’S Notes”) and (2) in certain instances, cash, and the related consent solicitation by Foot Locker (the “Consent Solicitation”) to adopt certain proposed amendments (the “Proposed Amendments”) to the indenture governing the Foot Locker Notes (the “Foot Locker Indenture”).  The Exchange Offer was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction.  In conjunction with the Exchange Offer, DICK’S solicited consents (the “Consent Solicitation”), on behalf of Foot Locker, to adopt certain proposed amendments (the “Proposed Amendments”) to the indenture governing the Foot Locker Notes (the “Foot Locker Indenture”).

Pursuant to the Exchange Offer and Consent Solicitation, the aggregate principal amount of Foot Locker Notes set forth in the table below were validly tendered and subsequently accepted.  Such accepted Foot Locker Notes will be retired and canceled and will not be reissued.  Following such cancellation, the aggregate principal amount of the Foot Locker Notes will remain outstanding.  The Exchange Offer expired at 5:00 p.m. New York City time on September 9, 2025 and is no longer open to participation by any eligible holders of the Foot Locker Notes.

Title of Series of Foot Locker Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
4.000% Senior Notes due 2029	$381,932,000	$18,068,000
144A: 344849AA2 / US344849AA21
Regulation S: U3449AAA5 / USU3449AAA52

Prior to the settlement of the Exchange Offer and Consent Solicitation, and upon receipt of the requisite number of consents to adopt the Proposed Amendments, Foot Locker entered into a supplemental indenture with the trustee for the Foot Locker Notes.  Certain of the Proposed Amendments became effective immediately prior to the acquisition by DICK’S of Foot Locker, and certain of the Proposed Amendments became operative upon the Settlement Date.

In connection with the settlement of the Exchange Offer and Consent Solicitation, on September 11, 2025, DICK’S issued $381,932,000 aggregate principal amount of DICK’S Notes.  The DICK’S Notes are governed by an indenture, dated as of January 14, 2022 (the “Base Indenture”), by and between DICK’S and U.S. Bank Trust Company, National Association (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of September 11, 2025 (the “Supplemental Indenture”), by and among DICK’S and the Trustee.  The DICK’S Notes are unsubordinated unsecured obligations of DICK’S, will bear interest at a rate of 4.000% per annum and will mature on October 1, 2029.

The foregoing summary of the DICK’S Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture, which was filed as Exhibit 4.1 to the DICK’S Current Report on Form 8-K filed on January 14, 2022; (ii) the Supplemental Indenture attached as Exhibit 4.1 hereto; and (iii) the form of the DICK’S Notes attached as Exhibit 4.2 hereto, the terms of which are in each case incorporated herein by reference.

Registration Rights Agreement

On September 11, 2025, in connection with the completion of the Exchange Offer, DICK’S and Goldman Sachs & Co. LLC, as dealer manager, entered into a registration rights agreement with respect to the DICK’S Notes (the “Registration Rights Agreement”).  DICK’S agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the DICK’S Notes for new notes, with terms identical to the DICK’S Notes (except that the new notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), and (ii) cause such registration statement to become effective under the Securities Act.  DICK’S shall be obligated to pay additional interest on the DICK’S Notes if, among other things, the exchange offer registration statement has not been deemed effective on or prior to September 12, 2026, or the registered exchange offer is not completed by September 12, 2026 and a shelf registration statement is required and has not become effective by the later of (i) September 12, 2026 or (ii) 90 days after delivery of a request by a holder of DICK’S Notes for the filing of a shelf registration statement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.3 hereto, the terms of which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of September 11, 2025, by and between DICK’S Sporting Goods, Inc. and U.S. Bank Trust Company, National Association.
4.2	Form of 4.000% Senior Note due 2029 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.3	Registration Rights Agreement, dated as of September 11, 2025, by and between DICK’S Sporting Goods, Inc. and Goldman Sachs & Co. LLC.
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: September 11, 2025	By:	/s/ Navdeep Gupta
	Name:	Navdeep Gupta
	Title:	Executive Vice President, Chief Financial Officer